UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

LIGHT & WONDER, INC.

(Exact name of registrant as specified in its charter)

	Nevada	001-11693	81-0422894
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class		Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value		LNW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

		☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.
On May 6, 2024, Light & Wonder, Inc. (the “Company”) provided the Australian Securities Exchange (the “ASX”) a Statement of CHESS Depositary Interests on Issue (“Appendix 4A”). A copy of Appendix 4A is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On May 7, 2024, the Company provided the ASX the Notice of Meeting and the Voting Information Form ("Notice and Instruction Form") in connection with the Company's annual meeting of stockholders to be held on June 5, 2024. A copy of the Notice and Instruction Form is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in this Item 7.01 as well as in Exhibits 99.1 and 99.2 are furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Appendix 4A of the Company, dated May 6, 2024.

99.2	Notice of Meeting and CDI Voting Instruction Form.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Dated:	May 9, 2024	By:	/s/ James Sottile
		Name:	James Sottile
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary